                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934


                               NOVEMBER 15, 1996
                               (Date of Report)


                      EQUITY RESIDENTIAL PROPERTIES TRUST
            (Exact Name of Registrant as Specified in its Charter)



                                    1-12252
                             (Commission File No.)



           Maryland                                      36-3877868
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
 Incorporation)



Two North Riverside Plaza, Chicago, Illinois                 60606
(Address of Principal Executive Offices)                   (Zip Code)



                                (312) 474-1300
             (Registrant's Telephone Number, Including Area Code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Capitalized terms not defined herein are used as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1995, as amended by Form 10-K/A, and the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 1996.

ACQUISITIONS

Equity Residential Properties Trust and its subsidiaries (the "Company") has acquired 31 multifamily residential properties during the period from May 31, 1996 through November 15, 1996. The cash portion of these transactions was financed primarily through the Company's line of credit and net proceeds received from the Third Public Debt Offering, the Series C Preferred Share Offering and the September 1996 Common Share Offering. Descriptions of the acquired properties are as follows except for 16 properties which were included in the Current Report on Form 8-K dated May 23, 1996.

CHANDLER COURT APARTMENTS, CHANDLER, ARIZONA

On June 25, 1996, the Company acquired a multifamily residential property located in Chandler, Arizona ("Chandler Court"). Chandler Court was approximately 86% occupied as of November 1, 1996. The property consists of 311 units in 35 townhouses and single-story flats on approximately 20 acres. Amenities include a clubhouse, washer/dryer hookups in each unit, two spas, barbecues, playground, fireplaces, billiard table, two swimming pools and an aerobics room. The property was constructed in 1987. Property management services are being provided by the Company since the date of acquisition.

TERMS OF PURCHASE

Chandler Court was purchased from an unaffiliated third party for approximately $13.5 million.

PINE MEADOW APARTMENTS, GREENSBORO, NORTH CAROLINA

On July 16, 1996, the Company acquired a multifamily residential property located in Greensboro, North Carolina ("Pine Meadow"). Pine Meadow was approximately 98% occupied as of November 1, 1996. The property consists of 204 units in 29 three story residential buildings and one maintenance shop/leasing office on approximately 14 acres. Amenities include a swimming pool, tennis courts, washer/dryer connections and playground. The property was constructed in 1974. Property management services are being provided by the Company since the date of acquisition.

TERMS OF PURCHASE

Pine Meadow was purchased from an unaffiliated third party for approximately $7.19 million, which included the assumption of mortgage indebtedness of approximately $4.9 million.

PUEBLO VILLAS APARTMENTS, ALBUQUERQUE, NEW MEXICO

On August 1, 1996, the Company acquired a multifamily residential property located in Albuquerque, New Mexico ("Pueblo Villas"). Pueblo Villas was approximately 94% occupied as of November 1, 1996. The property consists of 232 units in 17 residential buildings on approximately 12 acres. Amenities include two lighted tennis courts, heated jacuzzi, sauna, clubhouse, covered parking and on-site coin operated laundry facilities. The property was constructed in 1975. Property management services are being provided by the Company since the date of acquisition.

TERMS OF PURCHASE

Pueblo Villas was purchased from an unaffiliated third party for approximately $8.5 million.

BRIXWORTH APARTMENTS, NASHVILLE, TENNESSEE

On August 28, 1996, the Company acquired a multifamily residential property located in Nashville, Tennessee ("Brixworth"). Brixworth was approximately 92% occupied as of November 1, 1996. The property consists of 216 units in 19 three-story residential buildings on approximately six acres. Amenities include a clubhouse with swimming pool, covered parking, washer/dryers in select units and woodburning fireplaces in select units. The property was constructed in 1985. Property management services are being provided by the Company since the date of acquisition.

TERMS OF PURCHASE

Brixworth was purchased from an unaffiliated third party for approximately $11.7 million.

WOODSCAPE APARTMENTS, RALEIGH, NORTH CAROLINA

On August 30, 1996, the Company acquired a multifamily residential property located in Raleigh, North Carolina ("Woodscape"). Woodscape was approximately 97% occupied as of November 1, 1996. The property consists of 240 units in 21 two story residential buildings on approximately 25 acres. Amenities include two lighted tennis courts, swimming pool, volleyball court and weight room. The property was constructed in 1979. Property management services are being provided by the Company since the date of acquisition.

TERMS OF PURCHASE

Woodscape was purchased from an unaffiliated third party for approximately $9.55 million.

CANTERCHASE APARTMENTS, NASHVILLE, TENNESSEE

On September 19, 1996, the Company acquired a multifamily residential property located in Nashville, Tennessee ("Canterchase"). Canterchase was approximately 91% occupied as of November 1, 1996. The property consists of 235 units in 12 two and three-story garden style residential buildings and 1 one-story office/clubhouse on approximately 22 acres. Amenities include a clubhouse, jacuzzi, lighted tennis courts, basketball court, laundry facilities, swimming pool, fitness center, sand volleyball court and playground. The property was constructed in 1985. Property management services are being provided by the Company since the date of acquisition.

TERMS OF PURCHASE

Canterchase was purchased from an unaffiliated third party for approximately $8.55 million, which included the assumption of mortgage indebtedness of approximately $5.8 million.

EAGLE CANYON APARTMENTS, CHINO HILLS, CALIFORNIA

On September 19, 1996, the Company acquired a multifamily residential property located in Chino Hills, California ("Eagle Canyon"). Eagle Canyon was approximately 96% occupied as of November 1, 1996. The property consists of 252 units in 34 two-story residential buildings on approximately 32 acres.
Amenities include two swimming pools, tennis court, washer/dryer connections and garages. The property was constructed in 1985. Property management services are being provided by the Company since the date of acquisition.

TERMS OF PURCHASE

Eagle Canyon was purchased from an unaffiliated third party for approximately $17.3 million.

SUMMERSET VILLAGE APARTMENTS, CHATSWORTH, CALIFORNIA

On September 19, 1996, the Company acquired a multifamily residential property located in Chatsworth, California ("Summerset Village"). Summerset Village was approximately 97% occupied as of November 1, 1996. The property consists of 280 units in 29 two-story residential buildings on approximately 29 acres.
Amenities include two swimming pools, tennis courts, washer/dryer connections, fireplaces and garages. The property was constructed in 1985. Property management services are being provided by the Company since the date of acquisition.

TERMS OF PURCHASE

Summerset Village was purchased from an unaffiliated third party for approximately $25.5 million.

SONGBIRD APARTMENTS, SAN ANTONIO, TEXAS

On September 20, 1996, the Company acquired a multifamily residential property located in San Antonio, Texas ("Songbird"). Songbird was approximately 85% occupied as of November 1, 1996. The property consists of 262 units in 29 two and three story residential buildings and 1 one story office/laundry on approximately 15 acres. Amenities include a clubhouse, two swimming pools, fireplaces in select units and washer/dryer connections in select units. The property was constructed in 1981. Property management services are being provided by the Company since the date of acquisition.

TERMS OF PURCHASE

Songbird was purchased from an unaffiliated third party for approximately $10.7 million, which included the assumption of mortgage indebtedness of approximately $7 million.

WILLOWGLEN APARTMENTS, AURORA, COLORADO

On September 20, 1996, the Company acquired a multifamily residential property located in Aurora, Colorado ("Willowglen"). Willowglen was approximately 87% occupied as of November 1, 1996. The property consists of 384 units in 24 residential buildings and two clubhouses on approximately 17 acres. Amenities include washer/dryer hook-ups, clubhouse, fitness center, swimming pool and spa, fireplaces, tennis court, volleyball and basketball courts and lighted covered parking. The property was constructed in 1983. Property management services are being provided by the Company since the date of acquisition.

TERMS OF PURCHASE

Willowglen was purchased from an unaffiliated third party for approximately $17.1 million.

MERRIMAC WOODS APARTMENTS, COSTA MESA, CALIFORNIA

On September 26, 1996, the Company acquired a multifamily residential property located in Costa Mesa, California ("Merrimac Woods"). Merrimac Woods was approximately 97% occupied as of November 1, 1996. The property consists of 123 units in six three-story residential elevator buildings and one clubhouse on approximately three acres. Amenities include a clubhouse, swimming pool, spa, billiards, recreation room, fitness center, barbecues, streams and ponds and enclosed garages. The property was constructed in 1970. Property management services are being provided by the Company since the date of acquisition.

TERMS OF PURCHASE

Merrimac Woods was purchased from an unaffiliated third party for approximately $6.73 million.

CASA CAPRICORN APARTMENTS, SAN DIEGO, CALIFORNIA

On September 27, 1996, the Company acquired a multifamily residential property located in San Diego, California ("Casa Capricorn"). Casa Capricorn was approximately 98% occupied as of November 1, 1996. The property consists of 192 units in 24 residential buildings on approximately eight acres. Amenities include swimming pools, spas and covered and open parking. The property was constructed in 1981. Property management services are being provided by the Company since the date of acquisition.

TERMS OF PURCHASE

Casa Capricorn was purchased from an unaffiliated third party for approximately $12.47 million.

HUNTER'S GLEN APARTMENTS, CHESTERFIELD, MISSOURI

On September 30, 1996, the Company acquired a multifamily residential property located in Chesterfield, Missouri ("Hunter's Glen"). Hunter's Glen was approximately 95% occupied as of November 1, 1996. The property consists of 192 units in 8 two and three-story residential buildings and one office/clubhouse on approximately 10 acres. Amenities include ceiling fans, fireplaces in some units, indoor/outdoor pool with spa, tennis courts, covered parking, volleyball court, laundry facilities, full size washer/dryer connections and fitness room. The property was constructed in 1985. Property management services are being provided by the Company since the date of acquisition.

TERMS OF PURCHASE

Hunter's Glen was purchased from an unaffiliated third party for approximately $9.1 million.

MARBRISA APARTMENTS, TAMPA, FLORIDA

On October 11, 1996, the Company acquired a multifamily residential property located in Tampa, Florida ("Marbrisa"). Marbrisa was approximately 95% occupied as of November 1, 1996. The property consists of 224 units in 16 two-story residential buildings on approximately 37 acres. Amenities include a swimming pool with cabana, two lighted tennis courts, one laundry building, car wash area, washer/dryer connections in all two bedroom units and fireplaces in 32 of the two bedroom units. The property was constructed in 1984. Property management services are being provided by the Company since the date of acquisition.

TERMS OF PURCHASE

Marbrisa was purchased from an unaffiliated third party for approximately $7.8 million.

CEDAR CREST APARTMENTS, OVERLAND PARK, KANSAS

On November 1, 1996, the Company acquired a multifamily residential property located in Overland Park, Kansas ("Cedar Crest"). Cedar Crest was approximately 97% occupied as of November 1, 1996. The property consists of 466 units in 73 two and three story garden style residential buildings on approximately 37 acres. Amenities include a fully equipped clubhouse, game tables, two saunas, whirlpools, exercise room, lighted tennis courts, heated swimming pools, tanning beds, woodburning fireplaces, washer/dryer hookups and attached garages. The property was constructed in 1986. Property management services are being provided by the Company since the date of acquisition.

TERMS OF PURCHASE

Cedar Crest was purchased from an unaffiliated third party for approximately $21.55 million.

DISPOSITION

On June 25, 1996, the Company sold Deer Run, a 152 unit multifamily residential property located in Charleston, South Carolina, for a sales price of $3.95 million to an unaffiliated third party. For financial statement purposes, the Company recorded a gain of approximately $1 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      C. EXHIBITS
         --------
          24.1     Consent of Ernst & Young LLP



      No information is required under Items 1, 3, 4, and 6, and these items have therefore been omitted.

                      EQUITY RESIDENTIAL PROPERTIES TRUST


                  PRO FORMA CONDENSED CONSOLIDATED STATEMENTS





                     Required under Item 7(b) of Form 8-K

                      EQUITY RESIDENTIAL PROPERTIES TRUST
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Capitalized terms not defined herein are used as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1995, as amended by Form 10-K/A, and the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 1996.

The following unaudited Pro Forma Condensed Balance Sheet as of September 30, 1996 and Statement of Operations for the nine months ended September 30, 1996 have been presented as if the January 1996 Common Share Offering, the February 1996 Common Share Offering, the May 1996 Common Share Offerings, the Third Public Debt Offering, the Series C Preferred Share Offering, the September 1996 Common Share Offering, the refinancing of certain tax-exempt bonds, the acquisition of 41 multifamily residential properties (10 from January 1, 1996 through May 30, 1996 and 31 from May 31, 1996 through the date of this Form 8-
K), the disposition of two multifamily residential properties and the repayment of mortgage indebtedness for six properties had occurred on January 1, 1996 (or September 30, 1996 for balance sheet purposes). Thirty-eight of the acquired properties are included in the Historical Balance Sheet as of September 30, 1996 and three of the properties which were acquired subsequent to September 30, 1996 are included on a Pro Forma basis as described in Note A of the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996.

The following unaudited Pro Forma Statement of Operations for the year ended December 31, 1995 has been presented as if the January 1996 Common Share Offering, the February 1996 Common Share Offering, the May 1996 Common Share Offerings, the Second Public Debt Offering, the Series A Preferred Share Offering, the Series B Preferred Share Offering, the Third Public Debt Offering, the Series C Preferred Share Offering, the September 1996 Common Share Offering, the refinancing of certain tax-exempt bonds, the acquisition of 58 multifamily residential properties, the disposition of eight multifamily residential properties, the repayment of mortgage indebtedness for 12 properties and the investment in partnership interests and subordinated mortgages collateralized by 21 multifamily residential properties had occurred on January 1, 1995.

The unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the results of future operations, nor the results of historical operations, had all the transactions occurred as described above on either January 1, 1995 or January 1, 1996.

The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the accompanying Notes to Pro Forma Condensed Consolidated Financial Statements, Quarterly Report on Form 10-Q for the three months ended September 30, 1996 and Combined Statements of Revenue and Certain Expenses (included elsewhere herein).

                      EQUITY RESIDENTIAL PROPERTIES TRUST
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                                  (UNAUDITED)
                            (Amounts in thousands)

                                                                        1996
                                                                     Most Recent         1996
                                                                      Acquired       Mortgage Note        Pro
                                                      Historical    Properties (A)   Repayments (B)      Forma
                                                      ----------    --------------   --------------    ----------
ASSETS
Rental property, net                                  $2,473,686       $ 58,065         $    --        $2,531,751
Real Estate held for disposition                          11,260            --               --            11,260
Investment in mortgage notes, net                         86,486            --               --            86,486
Cash and cash equivalents                                152,545        (37,269)         (11,816)         103,460
Rents receivable                                           2,126            --               --             2,126
Deposits-restricted                                        5,501            --               --             5,501
Escrows deposits-mortgage                                 14,953            --               --            14,953
Deferred financing costs, net                             13,062            --               --            13,062
Other assets                                              25,247            --               --            25,247
                                                      ----------       --------         --------       ----------
    Total assets                                      $2,784,866       $ 20,796         $(11,816)      $2,793,846
                                                      ==========       ========         ========       ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable                                $  738,862       $ 20,796         $(11,816)      $  747,842
Line of credit                                               --            --                --               --
Notes, net                                               498,761           --                --           498,761
Accounts payable and accrued expenses                     36,063           --                --            36,063
Accrued interest payable                                  14,682           --                --            14,682
Due to affiliates                                            778           --                --               778
Rents received in advance and other liabilities           16,813           --                --            16,813
Security deposits                                         12,945           --                --            12,945
Distributions payable                                     39,233           --                --            39,233
                                                      ----------       --------         --------       ----------
    Total liabilities                                  1,358,137         20,796          (11,816)       1,367,117
                                                      ----------       --------         --------       ----------
Commitments and Contingencies
Minority Interests                                       154,839            --               --           154,839
                                                      ----------       --------         --------       ----------
Shareholders' equity:
  Common shares                                              458            --               --               458
  Preferred shares                                       393,000            --               --           393,000
  Employee notes                                          (5,274)           --               --            (5,274)
  Paid in capital                                        962,647            --               --           962,647
  Distributions in excess of accumulated earnings        (78,941)           --               --           (78,941)
                                                      ----------       --------         --------       ----------
        Total shareholders' equity                     1,271,890            --               --         1,271,890
                                                      ----------       --------         --------       ----------
        Total liabilities and shareholders' equity    $2,784,866       $ 20,796         $(11,816)      $2,793,846
                                                      ==========       ========         ========       ==========

--------------
(A) Reflects the most recent multifamily residential property acquisitions, which include Marbrisa, Cedar Crest and Lakeville Resort (acquired October and November, 1996) (collectively the "1996 Most Recent Acquired Properties"). In connection with such acquisitions the amounts presented include the initial purchase price as well as subsequent closing costs incurred and capital improvements required as identified in the acquisition process and the assumption of $20.8 million of mortgage indebtedness secured by one of the 1996 Most Recent Acquired Properties.

(B) Reflects the repayment of mortgage indebtedness of $11.8 million secured by two properties.

                      EQUITY RESIDENTIAL PROPERTIES TRUST
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the nine months ended September 30, 1996
                                  (UNAUDITED)
                 (Amounts in thousands except for share data)

                                                       1996           1996
                                                    Previously     Most Recent       1996          1996
                                                     Acquired       Acquired    Mortgage Note    Disposed                     Pro
                                       Historical  Properties(A)  Properties(B) Repayments(C)  Properties(D) Adjustments(E)  Forma
                                       ----------  -------------  ------------- -------------  ------------- -------------- --------
REVENUES
Rental income                          $ 327,749    $ 41,949      $   6,524     $    --        $   (505)     $    --       $375,717
Fee and asset management                   4,982         --             --           --             --            --          4,982
Interest income - investment
 in mortgage notes                         9,084         --             --           --             --            --          9,084
Interest and other income                  2,232         --             --           --             --         (1,168)        1,064
                                       ---------    --------      ---------      -------        -------      --------      --------
     Total revenues                      344,047      41,949          6,524          --            (505)       (1,168)      390,847
                                       ---------    --------      ---------      -------        -------      --------      --------

EXPENSES
Property and maintenance                  93,128      11,024          1,720          --            (226)         (324)      105,322
Real estate taxes and insurance           32,301       4,421            623          --             (43)          --         37,302
Property management                       13,136         --             --           --             (22)          922        14,306
Fee & asset management                     3,037         --             --           --             --            --          3,037
Depreciation                              66,759         --             --           --             (82)        8,915        75,592
Interest:
     Expense incurred                     58,632         --             --        (2,284)            (1)       12,963        69,310
     Amortization of deferred
      financing costs                      2,860         --             --          (152)           --             86         2,794
General and administrative                 6,690         --             --           --             --            --          6,690
                                       ---------    --------      ---------      --------       -------      --------      --------
     Total expenses                      276,543      15,445          2,343       (2,436)          (374)       22,562       314,083
                                       ---------    --------      ---------      --------       -------      --------      --------
Income before gain on disposition
 of properties, extraordinary items
 and allocation to Minor Interests        67,504    $ 26,504      $   4,181      $ 2,436        $  (131)     $(23,730)       76,764
                                                    ========      =========      ========       =======      ========
Gain on disposition of properties          2,346                                                                                --
                                       ---------                                                                           --------

Income before extraordinary items and
 allocation to Minority Interests         69,850                                                                             76,764
Write-off of unamortized costs on
 refinanced debt                          (3,134)                                                                               --
                                       ---------                                                                           --------

Income before allocation to Minority
 Interests                                66,716                                                                             76,764
(Income) allocated to Minority
 Interests (F)                            (8,426)                                                                            (7,938)
                                       ---------                                                                           --------

Net income                                58,290                                                                             68,826
Preferred distributions                   19,953                                                                    (G)      27,183
                                       ---------                                                                           --------
Net income available to Common Shares  $  38,337                                                                           $ 41,643
                                       =========                                                                           ========

Net income per weighted average Common
 Share outstanding                     $    0.94                                                                           $   0.91
                                       =========                                                                           ========

Weighted average Common Shares
 outstanding                              40,934                                                                    (H)      45,775
                                       =========                                                                           ========


(A) Reflects the results of operations for Desert Park, 7979 Westheimer, Sabal Pointe (fka: Vinings at Coral Springs), Woodbridge (fka: The Plantations), Heron Landing (fka: Oxford & Sussex), The Pines of Cloverlane, Regency Palms, Port Royale II, 2900 on First, Woodland Hills, Ivy Place (fka: Post Place), Ridgetree, Country Ridge, Rosehill Pointe, Forest Ridge, Canyon Sands Village, Desert Sands Village, Chandler Court, Lands End, Mallard Cove, Sunny Oak Village, Pine Meadow, Summer Ridge, Promenade Terrace, South Creek, Pueblo Villas, Brixworth, Brierwood, Woodscape, Park Place, Canterchase, Eagle Canyon, Summerset Village, Songbird, Willowglen, Merrimac Woods, Casa Capricorn and Hunter's Glen (acquired from February through September, 1996) (collectively the "1996 Previously Acquired Properties"). The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1996 through the respective acquisition dates for each property.

(B) Reflects the results of operations for the 1996 Most Recent Acquired Properties. The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the 1996 Most Recent Acquired Properties for the nine months ended September 30, 1996 as contained in the Combined Statement of Revenues and Certain Expenses included elsewhere herein.

(C) Reflects the elimination of interest expense and amortization of deferred financing costs related to the repayment of mortgage indebtedness for six properties.


(D) Reflects the elimination of the results of operations for Sanddollar and Deer Run (the "1996 Disposed Properties") for the period from January 1,
    1996 through the respective disposition dates for each property.

(E) Reflects the following adjustments to the 1996 Previously Acquired
    Properties and the 1996 Most Recent Acquired Properties results of operations as follows:

    Interest and other income:
      Reduction of interest income due to the use of working capital for
       property acquisitions                                                                   $(1,168)
                                                                                               =======
    Property and maintenance:
      The elimination of third-party management fees where the Company is
       providing onsite property management services                                           $  (324)
                                                                                               =======
    Property management:
      Incremental cost associated with self management of the 1996 Most Recent
       Acquired Properties for the nine months ended September 30, 1996 and the 1996 Previously Acquired Properties for the period from January 1,
       1996 through the respective acquisition dates for each property.                        $   922
                                                                                               =======
    Depreciation:
      Reflects depreciation based on the expected total investment of $58.1 million for the 1996 Most Recent Acquired Properties and the expected total investment of $570.9 million for the 1996 Previously Acquired
       Properties less 10% allocated to land and depreciated over a 30-year life for real property. Depreciation for the 1996 Previously Acquired
       Properties reflect amounts from January 1, 1996 through the respective
       acquisition dates for each property.                                                    $ 8,915
                                                                                               =======
    Interest:
    Expense incurred:
      Interest on mortgage indebtedness for certain of the 1996 Previously
      Acquired Properties and the 1996 Most Recent Acquired Properties (1)                     $ 5,352
      Interest on refinancing $138.4 million of tax-exempt bonds at an average
      interest cost of 4.4% for the nine months ended September 30, 1996                         4,567
      Interest on refinancing $77.1 million of tax-exempt bonds at a blended
      average interest cost of 6.88% for the nine months ended September 30, 1996                3,977
      Non-usage fee on the Company's unused portion of its line of credit equal to 20
      basis points on $250 million                                                                 375
      Interest on the Third Public Debt Offering in the amount $150 million at
      7.57% for the nine months ended September 30, 1996                                         8,516
      Amortization of a swap settlement amount associated with the Third Public
      Debt Offering for the nine months ended September 30, 1996                                   (43)
      Reduction of interest associated with refinancing $138.4 million of tax-
      exempt bonds to the extent amounts are already included in the Company's
      historical financial results                                                              (4,164)
      Reduction of interest associated with refinancing $77.1 million of tax-
      exempt bonds to the extent amounts are already included in the Company's
      historical financial results                                                              (1,332)

      Reduction of interest associated with amounts borrowed on
      the Company's line of credit and the Third Public Debt Offering to the extent amounts are already included in the Company's historical financial
      results                                                                                   (4,285)
                                                                                               -------
                                                                                               $12,963
                                                                                               =======

    Amortization of financing costs:
      Amortization of financing costs on the Third Public Debt Offering of
       $1,275,000 over 10 years for the nine months ended September 30, 1996                        96
      Reduction of amortization associated with the Third Public Debt Offering to the extent amounts are already included in the Company's historical
       financial results                                                                           (10)
                                                                                               -------
                                                                                               $    86
                                                                                               =======

(F) A portion of income was allocated to Minority Interests representing interests in the Operating Partnership not owned by the Company. The pro forma allocation to Minority Interests (represented by OP Units) is based upon the percentage owned by such Minority Interests as a result of the pro forma transactions.

(G) Preferred distributions represents amounts payable on the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares at the rates of 9.375%, 9.125% and 9.125%, respectively, of the liquidation preference thereof per annum.

(H) Pro Forma weighted average Common Shares outstanding for the nine months ended September 30, 1996 was 45.8 million, which includes 45.8 million Common Shares outstanding as of September 30, 1996. The Common Shares outstanding does not include any shares issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

(I) Detail of interest expense on mortgage indebtedness for certain of the 1996 Previously Acquired Properties and the 1996 Most Recent Acquired Properties:


                                              Mortgage    Interest   Interest
            Property                        Indebtedness    Rate     Expense
    ------------------------------------    ------------  --------   --------
    Woodbridge (fka: The Plantations)(1)         $ 4,862      8.25%    $   68
    Desert Sands Village (1)                       8,957      6.50%       262
    Canyon Sands Village (1)                       8,952      6.50%       260
    Pine Meadow (1)                                4,948      8.33%       223
    Promenade Terrace (1)                         16,588      7.70%       703
    South Creek (1)                               16,651      8.00%       733
    Park Place I (1)                               8,996      8.50%       515
    Park Place II (1)                              8,996      8.70%       528
    Canterchase (1)                                5,838      7.66%       320
    Songbird (1)                                   7,015      7.63%       383
    Lakeville Resort                              20,796      8.70%     1,357
                                                --------               ------
    Totals                                      $112,599               $5,352
                                                ========               ======

(1) The amounts presented for these properties represent the historical amounts for the periods from January 1, 1996 through the respective acquisition dates for each property.

                      EQUITY RESIDENTIAL PROPERTIES TRUST
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the year ended December 31, 1995
                                  (UNAUDITED)
                 (Amounts in thousands except for share data)

                                                                 1995            1996         1995 & 1996
                                                               Acquired        Acquired        Disposed                       Pro
                                                Historical  Properties (A)  Properties (B)  Properties (C) Adjustments (D)   Forma
                                                ----------  --------------  --------------  -------------- --------------- ---------
REVENUES
Rental income                                    $372,447       $23,598        $95,679         $(12,608)      $    --      $479,116
Fee and asset management                            7,030           --             --              --              --         7,030
Interest income - investment in mortgage notes      4,862         5,404            --              --              --        10,266
Interest and other income                           4,573           (28)           --              (347)         (1,243)      2,955
                                                 --------       --------       -------         ---------      ----------   --------
   Total revenues                                 388,912        28,974         95,679          (12,955)         (1,243)    499,367
                                                 --------       -------        -------         ---------      ----------   --------
EXPENSES
Property and maintenance                          110,714         5,595         33,058           (4,324)         (4,304)    140,739
Real estate taxes and insurance                    37,002         2,386         10,629           (1,057)           --        48,960
Property management                                15,213           --             --              (602)          2,860      17,471
Fee & asset management                              3,887           --             --              --              --         3,887
Depreciation                                       72,410           --             --            (1,923)         23,379      93,866
Interest:
   Expense incurred                                78,375           --             --              (823)         15,288      92,840
   Amortization of deferred financing costs         3,444           --             --              --               (19)      3,425
General and administrative                          8,129           --             --              --              --         8,129
                                                 --------       -------        -------         ---------      ---------    --------
   Total expenses                                 329,174         7,981         43,687           (8,729)         37,204     409,317
                                                 --------       -------        -------         ---------      ---------    --------
Income before gain on disposition of properties    59,738       $20,993        $51,992         $ (4,226)      $ (38,447)     90,050
                                                                =======        =======         =========      ==========
Gain on disposition of properties                  21,617                                                                      --
                                                 --------                                                                  --------

Income before extraordinary items                  81,355                                                                    90,050

Extraordinary item:
   Gain on early extinguishment of debt             2,000                                                                      --
                                                 --------                                                                  --------
Income before allocation to Minority Interests     83,355                                                                    90,050
(Income) allocated to Minority Interests (E)      (15,636)                                                                   (8,614)
                                                 --------                                                                  --------
Net income                                         67,719                                                                    81,436
Preferred distributions                            10,109                                                              (F)   36,244
                                                 --------                                                                  --------
Net income available to Common Shares            $ 57,610                                                                  $ 45,192
                                                 ========                                                                  ========
Net income per weighted average Common
   Share outstanding                             $   1.68                                                                  $   1.03
                                                 ========                                                                  ========
Weighted average Common Shares outstanding         34,358                                                              (G)   43,774
                                                 =========                                                                 ========


(A) Reflects the results of operations for the 1995 Acquired Properties. The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1995 through the respective acquisition dates for each property.

(B) Reflects the results of operations of the 1996 Previously Acquired Properties and the 1996 Most Recent Acquired Properties (collectively the "1996 Acquired Properties"). The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the 1996 Acquired Properties for the year ended December 31, 1995 as contained in the Combined Statement of Revenue and Certain Expenses included elsewhere herein.

(C) Reflects the elimination of the results of operations for the 1995 Disposed Properties and the 1996 Disposed Properties for the year ended December 31, 1995.

(D) Reflects the following adjustments:

    Interest and other income:
      Reduction of interest income due to the use of working capital for property acquisitions                          $  (1,313)
      Interest income earned on loans made to the Company's Chief Executive Officer and other officers                         70
                                                                                                                        ---------
                                                                                                                        $  (1,243)
                                                                                                                        =========
    Property and maintenance:
      The elimination of third-party management fees where the Company is providing onsite
        property management services                                                                                    $  (4,304)
                                                                                                                        =========

    Property management:
      Incremental cost associated with self management of the 1996 Acquired Properties for the year ended
        December 31, 1995 and the 1995 Acquired Properties for the period from January 1, 1995 through the
        respective acquisition dates for each property.                                                                 $   2,860
                                                                                                                        =========

    Depreciation:
      Reflects depreciation based on the expected total investment of $629 million for the 1996 Acquired
        Properties and the expected total investment of $265.7 million for the 1995 Acquired Properties less
        10% allocated to land and depreciated over a 30-year life for real property.  Depreciation for the 1995
        Acquired Properties reflect amounts from January 1, 1995 through the respective acquisition dates for
        each property.                                                                                                  $  23,379
                                                                                                                        =========



    Interest:
    Expense incurred:
      Interest on mortgage indebtedness for certain of the 1995 and 1996 Acquired Properties (H)                        $  10,174
      Interest on refinancing $138.4 million of tax-exempt bonds at an average interest cost of 4.4%                        6,090
      Interest on refinancing $77.1 million of tax-exempt bonds at a blended average interest cost of 6.88%                 5,302
      Reduction of interest associated with refinancing $138.4 million of tax-exempt bonds to the extent amounts are
        already included in the Company's historical financial results                                                     (6,171)
      Reduction of interest associated with refinancing $77.1 million of tax-exempt bonds to the extent amounts are
        already included in the Company's historical financial results                                                       (167)
      Reduction of interest on mortgage indebtedness on twelve properties for which the loans were repaid during 1995
        and 1996 to the extent the amounts are already included in the Company's historical financial results              (4,774)
      Interest associated with the Second Public Debt Offering in the amount of $125 million at an interest rate of
        7.95% per annum                                                                                                     9,937
      Interest associated with the Public Debt Offering in the amount of $100 million at an interest rate of 7.075%
        per annum                                                                                                           7,075
      Interest associated with the Third Public Debt Offering in the amount of $150 million at an interest rate of
        7.57% per annum                                                                                                    11,355
      Reflects amortization of discounts associated with the Second Public Debt Offering and the treasury rate lock
        costs associated with the Second Public Debt Offering                                                                 253
      Reflects amortization of a swap settlement amount associated with the Third Public Debt Offering                        (58)
      Reduction of interest and amortization associated with the Public Debt Offering and the Second Public Debt
        Offering to the extent the amounts are already included in the Company's historical financial results             (14,350)
      Non-usage fee on the Company's unused portion of its line of credit equal to 20 basis points on $250 million            500
      Reduction of interest associated with amounts borrowed on the Company's line of credit to the extent amounts are
        already included in the Company's historical financial results                                                     (9,878)
                                                                                                                        ---------
                                                                                                                        $  15,288
                                                                                                                        =========
    Amortization of deferred financing costs:
      Reduction of amortization of deferred financing costs on twelve properties for which the loans were repaid during 1995 and 1996 to the extent the amounts are already included in the Company's historical financial
        results                                                                                                         $    (349)
      Reflects amortization of deferred financing costs associated with the Public Debt Offering and the investment
        in mortgage notes                                                                                                     405
      Reflects amortization of deferred financing costs associated with the Third Public Debt Offering                        127
      Reduction of amortization of deferred financing costs associated with the Public Debt Offering and the investment in mortgage notes to the extent amounts are already included in the Company's historical financial
        results                                                                                                              (202)
                                                                                                                        ---------
                                                                                                                        $     (19)
                                                                                                                        =========

(E) A portion of income/loss was allocated to Minority Interests representing interests in the Operating Partnership not owned by the Company. The pro forma allocation to Minority Interests (represented by OP Units) is based upon the percentage owned by such Minority Interests as a result of the pro forma transactions.

(F) Preferred distributions represents amounts payable on the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares at the rates of 9.375%, 9.125% and 9.125%, respectively, of the liquidation preference thereof per annum.

(G) Pro Forma weighted average Common Shares outstanding for the year ended December 31, 1995 was 43.8 million, which includes 34 million Common Shares outstanding as of December 31, 1994 and reflects the following transactions as if they had been completed on January 1, 1995: the issuance of 4,025,000 Common Shares related to the January and February 1996 Common Share Offerings, the issuance of 3,476,390 Common Shares in connection with the May 1996 Common Share Offerings and the issuance of 2,272,728 Common Shares in connection with September 1996 Common Share Offering. The Common Shares outstanding does not include any shares issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

(H) Detail of interest expense on mortgage indebtedness for certain of the 1995 Acquired Properties and the 1996 Acquired Properties:

                                                     Mortgage                  Interest                      Interest
                      Property                     Indebtedness                  Rate                         Expense
           ------------------------------       -------------------        -----------------           ---------------------
           Camellero (1)                        $           12,086                     8.96%           $                642
           Keystone (1)                                      3,023                     8.00%                            152
           Wellington (1)                                    8,453                     8.33%                            455
           Woodbridge (fka: The Plantations)                 4,862                     8.25%                            401
           Desert Sands Village                              8,957                     6.50%                            582
           Canyon Sands Village                              8,952                     6.50%                            582
           Pine Meadow                                       4,948                     8.33%                            412
           Promenade Terrace                                16,588                     7.70%                          1,277
           South Creek                                      16,651                     8.00%                          1,332
           Park Place I                                      8,996                     8.50%                            765
           Park Place II                                     8,996                     8.70%                            783
           Canterchase                                       5,838                     7.66%                            447
           Songbird                                          7,015                     7.63%                            535
           Lakeville Resort                                 20,796                     8.70%                          1,809
                                                -------------------                                    ---------------------

           Totals                               $          136,161                                     $             10,174
                                                ===================                                    =====================

      (1) The amounts presented for these properties represent the historical amounts for the periods from January 1, 1995 through the respective acquisition dates for each property.

                           1996 ACQUIRED PROPERTIES
                        COMBINED STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES





                     Required under Item 7(a) of Form 8-K

                           1996 ACQUIRED PROPERTIES
                        COMBINED STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES

                               TABLE OF CONTENTS

                                                                   Page(s)
                                                                   -------
    Report of Independent Auditors                                    1

    Combined Statements of Revenue and Certain Expenses
    For the year ended December 31, 1995 and for the nine months
    ended September 30, 1996                                          2

    Notes to Combined Statements of Revenue and Certain Expenses      3

                        REPORT OF INDEPENDENT AUDITORS


The Board of Trustees of
Equity Residential Properties Trust

          We have audited the accompanying combined statement of revenue and certain expenses for certain residential properties (the "1996 Acquired Properties") described in Note 2 for the year ended December 31, 1995. The combined statement of revenue and certain expenses is the responsibility of the managements of the 1996 Acquired Properties. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the basis of accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the 1996 Acquired Properties' revenues and expenses.

          In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses described in Note 1 of the 1996 Acquired Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



                                       Ernst & Young LLP

Chicago, Illinois
November 7, 1996


                           1996 ACQUIRED PROPERTIES
                        COMBINED STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES
                            (amounts in thousands)


                                                                         For the
                                                  For the           Nine Months Ended
                                                 Year Ended        September 30, 1996
                                             December 31, 1995         (Unaudited)
                                            --------------------   -------------------
REVENUE
    Rental Income                           $            25,770    $           19,522
                                            --------------------   -------------------


CERTAIN EXPENSES
    Property operating and maintenance                    7,847                 5,303
    Real estate taxes and insurance                       2,711                 2,029
    Management fees                                       1,159                   842
                                            --------------------   -------------------
                                                         11,717                 8,174
                                            --------------------   -------------------

REVENUE IN EXCESS OF CERTAIN
     EXPENSES                              $             14,053   $            11,348
                                           ====================   ===================



                            See accompanying notes.

                           1996 ACQUIRED PROPERTIES
                         NOTES TO COMBINED STATEMENTS
                        OF REVENUE AND CERTAIN EXPENSES

 Note 1 - Summary of Significant Accounting Policies

     The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1995 and the nine months ended September 30, 1996 (unaudited) were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements are not representative of the actual operations of the 1996 Acquired Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of the properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the properties.

     In preparation of the Company's Combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

     The 1996 Acquired Properties had management agreements with various management companies unaffiliated with the Company through the acquisition dates to maintain and manage the operations of the apartment complexes. Management fees were based on a range of 3% to 5% of gross receipts. Of the management fees paid in 1995, $462,000 were paid to affiliates of the property owners. Upon acquisition of the properties by the Company, such management contracts were cancelled at which time the Company began to manage the properties.

 Note 2 - Description of Properties

     The following properties are included in the combined statements of revenue and certain expenses:

                                               Date     Number        Total
     Property Name          Location         Acquired  of Units   Investment (A)
     --------------      -----------------  ---------  --------  ---------------
     Chandler Court      Chandler, AZ         6/25/96     311      $ 13,958,000
     Pine Meadow         Greensboro, NC       7/16/96     204         7,416,000
     Pueblo Villas       Albuquerque, NM       8/1/96     232         8,716,000
     Brixworth           Nashville, TN        8/28/96     216        11,956,000
     Woodscape           Raleigh, NC          8/30/96     240         9,758,000
     Canterchase         Nashville, TN        9/19/96     235         8,801,000
     Eagle Canyon        Chino Hills, CA      9/19/96     252        18,143,000
     Summerset Village   Chatsworth, CA       9/19/96     280        26,442,000
     Songbird            San Antonio, TX      9/20/96     262        11,236,000
     Merrimac Woods      Costa Mesa, CA       9/26/96     123         6,914,000
     Casa Capricorn      San Diego, CA        9/27/96     192        12,730,000
     Hunter's Glen       Chesterfield, MO     9/30/96     192         9,198,000
     Marbrisa            Tampa, FL           10/11/96     224         8,175,000
     Cedar Crest         Overland Park, KS    11/1/96     466        22,406,000
                                                       --------  ---------------
                                                        3,429      $175,849,000
                                                       ========  ===============
   Notes:

   (A) Includes initial purchase price, closing costs, start up costs and amounts specified at date of purchase for future capital improvements.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    EQUITY RESIDENTIAL PROPERTIES TRUST



     November 18, 1996              By: /s/           Michael J. McHugh
     -----------------                  ----------------------------------------
          (Date)                                      Michael J. McHugh
                                         Senior Vice President, Chief Accounting
                                                    Officer and Treasurer